Dreyfus Premier
      Core Bond Fund
      ANNUAL REPORT October 31, 2002




(PAGE)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            27   Financial Highlights

                            31   Notes to Financial Statements

                            42   Report of Independent Auditors

                            43   Important Tax Information

                            44   Board Members Information

                            46   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

(PAGE)


                                                                       The Fund

                                                                Dreyfus Premier
                                                                 Core Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Core Bond Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





(PAGE)

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund's Class A shares achieved a total return of 1.05% and distributed aggregate income dividends of $0.7873 per share; Class B shares achieved a total return of 0.60% and distributed aggregate income dividends of $0.7228 per share; Class C shares achieved a total return of 0.35% and distributed aggregate income dividends of $0.6876 per share; and Class R shares achieved a total return of 1.49% and distributed aggregate income dividends of $0.8486 per share.(1) The Merrill Lynch U.S. Domestic Master Index, the fund's benchmark, achieved a total return of 5.98% for the same period.(2)

The fund's total returns trailed its benchmark, primarily because of the fund's significantly greater exposure to corporate bonds, which were generally hurt by the effects of corporate scandals and the uncertain economic and political environment during the reporting period. In addition, bond yields fell along with interest rates. As a result, the fund's dividend distribution rate declined during the reporting period.

What is the fund's investment approach?

The fund seeks a high total return, which includes both capital appreciation and current income. At least 80% of the fund must be invested in bonds, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The fund may invest up to 35% of its assets in bonds of below-investment-grade credit quality, also known as high-yield securities.
However, the fund seeks to maintain an overall portfolio credit quality of investment grade (BBB).

                                                             The Fund



(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund's average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under prevailing and expected economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuer.

What other factors influenced the fund's performance?

During the reporting period, investors generally punished securities carrying credit risk, including many stocks and corporate bonds. That's primarily because several factors converged to make investors wary not just of uncertain business conditions, but also of the truthfulness of companies' financial reports.

In this challenging environment, U.S. government securities benefited from the Federal Reserve Board's aggressive interest-rate reductions during 2001. High-quality bond prices were further supported by surging demand from investors seeking a potentially more stable alternative to the volatile stock market. While some high-quality corporate bonds also benefited from these influences, a significant amount of lower-quality corporate bonds were severely punished by investors concerned about the effects of corporate scandals, possible war with Iraq and deteriorating business fundamentals in a weak economy. In fact, the reporting period saw three of the largest bankruptcies in U.S. history, and July 2002 represented the worst single month in the history of the high-yield bond market. The fund's returns were hurt by its exposure to high-yield bonds in this environment.


(PAGE)


The fund's longstanding focus on corporate securities, which accounted for 33% of assets at the end of the reporting period, more than offset relatively attractive returns from U.S. government securities. The remainder of the fund's assets was diversified across various bond types, including mortgage-backed securities, asset-backed securities and U.S. Treasury securities, which performed relatively well.

What is the fund's current strategy?

  We believe that weakness among credit-sensitive securities has created attractive values in bonds issued by fundamentally sound corporations. Because of their persistently poor past performance, however, we have reduced the fund's exposure to high-yield bonds. Instead, we have continued to employ company-by-company analysis to identify investment-grade corporate bonds that, in our view, should potentially be among the first to recover when the economy gathers momentum.

Because of the potential for a resurgence in mortgage-refinancing activity, we have also reduced the fund's holdings of mortgage-backed securities, preferring U.S. Treasury Inflation Protection Securities (TIPS). We have also established new positions in carefully selected foreign bonds, including dollar-denominated securities from Germany and Canada, where yields are generally higher than in the United States.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

(PAGE)


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Bond Fund Class A shares and the Merrill Lynch Domestic Master Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE BOND FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FIXED-INCOME SECURITIES OF DOMESTIC AND FOREIGN ISSUERS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR; U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




(PAGE)

Average Annual Total Returns AS OF 10/31/02


                                                              Inception                                                    From
                                                                Date          1 Year         5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                               (3.52)%         4.63%          6.81%

WITHOUT SALES CHARGE                                                            1.05%          5.60%          7.30%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        3/1/00          (3.20)%           --             --          4.71%

WITHOUT REDEMPTION                                             3/1/00           0.60%            --             --          5.74%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     3/1/00          (0.60)%           --             --          5.34%

WITHOUT REDEMPTION                                             3/1/00           0.35%            --             --          5.34%

CLASS R SHARES                                                 3/1/00           1.49%            --             --          6.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



(PAGE)


STATEMENT OF INVESTMENTS

October 31, 2002


                                                                                             Principal
BONDS AND NOTES--95.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.6%

BE Aerospace,
   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       2,920,000  (a)           1,971,000

Goodrich (BF),
   Notes, 7%, 2038                                                                            8,479,000                7,162,313

                                                                                                                       9,133,313

AIRLINES--1.2%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 2004                                                            2,834,983                1,986,188

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                          4,800,000                3,805,987

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2019                                                        4,877,847                3,737,214

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                        3,430,432                2,730,926

Northwest Airlines:

   Gtd. Notes, 8.875%, 2006                                                                     338,000  (a)             147,030

   Pass-Through Cfts.,

      Ser. 2001-1, Cl. B, 7.691%, 2017                                                        1,000,000                  711,404

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                        1,426,277  (b)             328,044

United Airlines,

  Pass-Through Ctfs.,

   Ser. 2000-2, Cl. A2, 7.186%, 2012                                                          4,907,884                3,490,659

                                                                                                                      16,937,452

ASSET-BACKED CTFS./CREDIT CARDS--1.1%

Discover Card Master Trust I,

   Ser. 1998-7, Cl. A, 5.6%, 2006                                                             3,000,000                3,119,760

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                          11,322,000               12,001,320

                                                                                                                      15,121,080

ASSET-BACKED CTFS./EQUIPMENT--.3%

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           2,421,438  (c)           2,458,043

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 2.455%, 2015                                                          1,759,130  (c,d)         1,460,078

                                                                                                                       3,918,121


(PAGE)


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS--3.6%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,694,191                1,730,734

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          1,750,000                1,938,143

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           9,000,000                9,961,830

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          1,023,003                1,027,888

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                        14,830,000               15,375,744

Countrywide:

   Ser. 2001-1, Cl. AF6, 6.434%, 2031                                                         7,750,000                8,229,531

   Ser. 2002-S3, Cl. A2, 3.604%, 2017                                                        10,500,000               10,496,719

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          2,160,164                2,252,022

                                                                                                                      51,012,611

AUTO MANUFACTURING--.9%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                    8,031,000                6,150,847

GMAC,

   Bonds, 8%, 2031                                                                            7,709,000                6,901,074

                                                                                                                      13,051,921

BANKING--1.3%

Bank of America,

   Sr. Notes, 4.875%, 2012                                                                    5,764,000  (a)           5,743,157

Citigroup,

   Sub. Notes, 5.625%, 2012                                                                  12,814,000  (a)          13,207,710

                                                                                                                      18,950,867

BEVERAGES--.4%

Panamerican Beverages,

   Sr. Notes, 7.25%, 2009                                                                     6,245,000                6,221,956

BUILDING & CONSTRUCTION--.1%

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                        1,734,000                1,601,782

CABLE & MEDIA--2.2%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         4,809,000  (e)           1,178,205

   Sr. Notes, 8.625%, 2009                                                                    1,478,000  (a)             642,930

   Sr. Notes, 10%, 2009                                                                         338,000                  146,185

Fox Kids Worldwide,

   Sr. Notes, 9.25%, 2007                                                                     6,850,000                7,201,063

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

News America Holdings,

   Gtd. Sr. Deb., 7.75%, 2024                                                                 9,789,000                9,003,971

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       7,103,000                6,410,458

Time Warner,

   Gtd. Deb., 6.625%, 2029                                                                    4,772,000                3,891,671

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               2,802,000  (a)           3,101,611

                                                                                                                      31,576,094

CHEMICALS--.5%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                  3,194,000  (a)           2,698,930

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                              3,349,000  (a)           2,628,965

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               1,785,000                1,709,138

                                                                                                                       7,037,033

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.7%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        9,700,000  (c)          11,366,072

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         7,026,818                7,561,974

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           8,917,000                9,803,554

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       8,500,000  (c)           9,287,933

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        7,500,000  (c,d)         8,087,925

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          4,616,839                5,092,563

First Union National Bank Commerical Mortgage Trust,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                         4,660,730                5,104,956

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                       14,360,413  (c)          14,696,986

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        9,872,000  (c)          10,339,597

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000  (c)           5,314,469

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            9,386,404  (c)          10,343,160


(PAGE)


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                      12,043,000  (c)          12,639,975

                                                                                                                     109,639,164

CONGLOMERATES--.7%

Tyco International Group S.A.:

   Gtd. Notes, 5.8%, 2006                                                                     7,728,000                6,768,561

   Sr. Notes, 6.375%, 2006                                                                    3,484,000  (a)           3,138,283

                                                                                                                       9,906,844

ELECTRIC UTILITIES--1.4%

Alabama Power,

   Notes, 5.5%, 2017                                                                          4,564,000                4,640,397

Calpine:

   Sr. Notes, 7.625%, 2006                                                                      864,000  (a)             298,080

   Sr. Notes, 8.625%, 2010                                                                      338,000  (a)             109,850

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 2,854,000  (a)             941,820

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                       881,000  (a)             917,227

Marketspan,

   Deb., 8.2%, 2023                                                                           6,361,000                6,603,411

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                    5,088,000  (b)             992,160

PSEG Energy Holdings,

   Sr. Notes, 8.5%, 2011                                                                      7,027,000                4,708,090

                                                                                                                      19,211,035

FINANCIAL--1.6%

Bear Stearns,

   Notes, 5.7%, 2014                                                                          5,675,000                5,656,329

Capital One Financial,

   Notes, 7.25%, 2003                                                                         3,303,000                2,992,677

Household Finance:

   Notes, 6.75%, 2012                                                                         2,027,000                1,794,499

   Notes, 7%, 2012                                                                            6,380,000  (a)           5,723,026

Lehman Brothers Holdings,

   Notes, 6.625%, 2008                                                                        5,765,000                6,267,224

                                                                                                                      22,433,755

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD-PROCESSING--.4%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     2,347,000                1,302,585

Tyson Foods,

   Notes, 8.25%, 2011                                                                         3,840,000  (a)           4,418,799

                                                                                                                       5,721,384

FOREIGN/GOVERNMENTAL--2.6%

Federative Republic of Brazil:

   Bonds, 8%, 2014                                                                            5,541,345                3,248,614

   Bonds, 11%, 2040                                                                           7,000,000                3,780,000

Republic of Argentina,

   Deb., 11.25%, 2004                                                                               400  (b)                  52

Russian Federation,

   Bonds, 5%, 2030                                                                            7,500,000  (a,d)         5,728,125

United Mexican States:

   Bonds, 8.3%, 2031                                                                          6,650,000                6,616,750

   Notes, 7.5%, 2012                                                                         17,420,000               18,182,125

                                                                                                                      37,555,666

GAMING & LODGING--1.1%

Disney (Walt),

   Global Notes, 6.375%, 2012                                                                 5,724,000                6,154,805

Hilton Hotels,

   Notes, 7.625%, 2008                                                                        7,422,000                7,527,630

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                2,326,000  (a)           2,046,880

                                                                                                                      15,729,315

HEALTHCARE--.9%

American Home Products,

   Notes, 6.7%, 2011                                                                         11,837,000  (a)          12,956,212

LEASING--.8%

International Lease Finance,

   Notes, 6.375%, 2009                                                                       10,690,000  (a)          10,788,327

MINING & METALS--.8%

Alcoa,

   Notes, 6%, 2012                                                                            6,866,000                 7,458,838

INCO,

   Notes, 7.75%, 2012                                                                         2,935,000                 3,146,173

                                                                                                                       10,605,011


(PAGE)


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--.4%

Cincinnati Gas & Electric,

   Deb., 5.7%, 2012                                                                           4,000,000                3,975,236

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             4,885,000  (b,c)           732,750

Williams Cos.,

   Notes, 8.125%, 2012                                                                        2,615,000  (a,c)         1,634,375

                                                                                                                       6,342,361

PAPER & FOREST PRODUCTS--.8%

Sealed Air,

   Gtd. Sr. Notes, 8.75%, 2008                                                                4,276,000  (c)           3,852,471

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                         7,450,000  (a)           7,821,956

                                                                                                                      11,674,427

PROPERTY-CASUALTY INSURANCE--.6%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        5,518,000                6,284,836

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     2,635,000                2,836,372

                                                                                                                       9,121,208

REAL ESTATE INVESTMENT TRUSTS--1.0%

Health Care REIT,

   Notes, 8%, 2012                                                                            5,308,000                5,387,068

Nationwide Healthcare Properties,

   Notes, 8.25%, 2012                                                                         7,933,000                8,314,054

                                                                                                                      13,701,122

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.1%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             508,092  (c)             523,011

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             257,899  (c)             265,822

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             129,378  (c)             124,139

   Ser. 2000-6, Cl. B4, 7.75%, 2030                                                             738,350  (c)             742,346

   Ser. 2000-6, Cl. B6, 7.75%, 2030                                                             590,514  (c)             234,238

   Ser. 2001-9, Cl. 2B5, 6.5%, 2016                                                             119,933  (c)             104,270

   Ser. 2001-9, Cl. 2B6, 6.5%, 2016                                                             120,204  (c)              44,375

Bear Stearns Mortgage Securities,

   Ser. 1995-1, Cl. 2B4, 7.4%, 2010                                                             105,011  (c)             107,618

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Mortgage Finance Trust:

   Ser. 1994-E, Cl. B5, 6.25%, 2010                                                              79,142  (c)              80,727

   Ser. 1998-S5, Cl. B5, 6.5%, 2013                                                             213,034  (c)             113,263

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            142,966  (c)             137,408

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            565,536  (c)             583,780

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            282,768  (c)             270,932

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            316,627  (c)             326,219

   Ser. 1999-S13, Cl. B2, 6.5%, 2014                                                            516,362                  537,891

   Ser. 2000-S2, Cl. B3, 7.5%, 2030                                                             438,877  (c)             443,345

   Ser. 2000-S5, Cl. B3, 7.75%, 2030                                                            408,228  (c)             408,711

Countrywide Home Loans:

   Ser. 2000-5, Cl. B3, 7.75%, 2030                                                           4,036,356  (c)           4,050,515

   Ser. 2000-9, Cl. B2, 7.5% 2031                                                             2,480,787                2,549,927

   Ser. 2000-10, Cl. B3, 7.567%, 2031                                                         1,323,102  (c)           1,353,360

   Ser. 2000-10, Cl. B4, 7.567%, 2031                                                           882,068  (c)             874,074

Countrywide Mortgage Backed Securities,

   Ser. 1994-J, Cl. B3, 7.75%, 2024                                                           1,047,013                1,072,173

GE Capital Mortgage Services, REMIC:

   Ser. 1993-11, Cl. B4, 6%, 2008                                                                59,739  (c)              60,213

   Ser. 1993-15, Cl. B3, 6%, 2008                                                               175,743  (c)             179,486

   Ser. 1994-21, Cl. B4, 6.5%, 2009                                                             122,466  (c)             124,499

   Ser. 1994-22, Cl. B2, 6%, 2009                                                                79,954                   81,964

   Ser. 1996-10, Cl. B3, 6.75%, 2011                                                            304,691  (c)             310,556

   Ser. 1996-12, Cl. B2, 7.25%, 2011                                                            479,852  (c)             484,481

   Ser. 1996-12, Cl. B3, 7.25%, 2011                                                            205,414  (c)             207,230

   Ser. 1997-13, Cl. B2, 6.17%, 2012                                                            771,119                  785,061

   Ser. 1998-1, Cl. B2, 6.75%, 2013                                                             389,228                  399,592

   Ser. 1999-21, Cl. B3, 6.75%, 2014                                                            605,600  (c)             609,764

   Ser. 1999-21, Cl. B4, 6.75%, 2014                                                            226,555  (c)             210,343

   Ser. 2000-5, Cl. B5, 7.25%, 2015                                                             171,130  (c)              49,200

   Ser. 2000-8, Cl. B4, 7.5%, 2015                                                              226,916  (c)             226,025

   Ser. 2000-10, Cl. B4, 7.75%, 2030                                                          1,904,618  (c)           1,839,877

GE Capital Mortgage Services II, REMIC,

   Ser. 1998-10, Cl. B4, 6.5%, 2013                                                             179,767  (c)             179,322

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                465,534                  494,707

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                232,767  (c)             247,352

Norwest Asset Securities:

   Ser. 1997-11, Cl. B3, 7%, 2027                                                               649,921  (c)             656,874

   Ser. 1997-15, Cl. B3, 6.75%, 2011                                                            375,331  (c)             377,687

   Ser. 1997-20, Cl. B4, 6.75%, 2012                                                            195,895  (c)             195,864

   Ser. 1998-2, Cl. B3, 6.5%, 2028                                                              471,909                  485,127

   Ser. 1998-11, Cl. B3, 6.5%, 2013                                                             591,092                  606,251


(PAGE)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED):

Norwest Asset Securities (continued),

   Ser. 1998-11, Cl. B4, 6.5%, 2013                                                             709,153  (c)             723,759

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            709,742  (c)             731,194

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            830,528  (c)             854,081

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            423,773  (c)             435,335

   Ser. 1999-22, Cl. B5, 6.5%, 2014                                                             256,743  (c)             245,862

   Ser. 1999-24, Cl. B4, 7%, 2029                                                             1,163,123  (c)           1,185,343

   Ser. 2000-1, Cl. B4, 7.25%, 2030                                                             586,463  (c)             594,506

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             2,773,101  (c)           2,814,697

PNC Mortgage Securities, REMIC:

   Ser. 1998-2, Cl. III-B4, 6.75%, 2013                                                         386,591  (c)             393,500

   Ser. 1998-2, Cl. III-B5, 6.75%, 2013                                                         309,273  (c)             308,850

   Ser. 1998-2, Cl. IV-B4, 6.75%, 2027                                                          244,757  (c)             249,724

   Ser. 1998-2, Cl. IV-B5, 6.75%, 2027                                                          244,757  (c)             243,755

Prudential Home Mortgage Securities, REMIC:

   Ser. 1994-A, Cl. 5B, 6.789%, 2024                                                            830,919  (c)             874,554

   Ser. 1996-7, Cl. B2, 6.75%, 2011                                                             419,813                  429,803

   Ser. 1996-7, Cl. B3, 6.75%, 2011                                                           1,091,948  (c)           1,117,471

   Ser. 1996-7, Cl. B4, 6.75%, 2011                                                             503,557  (c)             508,274

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            268,815                  284,509

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1994-S5, Cl. B1, 6.5%, 2024                                                             876,595                  916,384

   Ser. 1997-S19, Cl. B1, 6.5%, 2012                                                            622,111  (c)             633,075

   Ser. 1997-S19, Cl. B2, 6.5%, 2012                                                            266,597  (c)             266,488

   Ser. 1997-S21, Cl. B1, 6.5%, 2012                                                            358,163  (c)             366,494

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            547,058  (c)             563,170

   Ser. 1998-S22, Cl. B2, 6.5%, 2013                                                            311,186                  307,544

   Ser. 1999-S23, Cl. B2, 7.25%, 2029                                                           665,941  (c)             622,576

   Ser. 1999-S23, Cl. B3, 7.25%, 2029                                                           665,670  (c)             305,099

   Ser. 2000-S7, Cl. B1, 8%, 2030                                                               359,574  (c)             359,249

   Ser. 2000-S7, Cl. B3, 8%, 2030                                                               170,605  (c)              70,517

   Ser. 2000-S13, Cl. B2, 7.75%, 2030                                                           506,721                  485,975

   Ser. 2000-S13, Cl. B3, 7.75%, 2030                                                           506,803                  202,721

   Ser. 2001-S13, Cl. B1, 6.5%, 2016                                                            507,701                  514,480

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B1, 8.364%, 2027                                               1,306,132  (d)           1,431,847

   Ser. Greenpoint 1996-A, Cl. B2, 8.364%, 2027                                                 522,166  (d)             605,712

   Ser. Greenpoint 1996-A, Cl. B4, 8.464%, 2027                                                 313,443  (c,d)           305,999

                                                                                                                      43,712,166

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--14.5%

JP Morgan HYDI-BB Trust,

   Linked Ctf. of Deposit, 7.55%, 2007                                                       19,000,000  (c,f)        18,548,750

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                       48,500,000  (c,f)        45,105,000

Morgan Stanley TRACERS,

   Notes, 7.201%, 2011                                                                      134,340,000  (c,f)       143,991,389

                                                                                                                     207,645,139

TELECOMMUNICATIONS--4.4%

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                     6,390,000                5,125,585

Bellsouth,

   Gtd. ESOP Notes, Ser. A, 9.125%, 2003                                                        102,653                  103,533

British Telecommunications,

   Notes, 8.125%, 2010                                                                       11,335,000               13,319,985

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                            11,500,000  (c)          11,500,000

France Telecom,

   Notes, 7.75%, 2011                                                                         6,456,000                7,135,623

Koninklijke KPN NV,

   Sr. Notes, 8%, 2010                                                                        6,355,000                7,157,192

Marconi,

   Bonds, 8.375%, 2030                                                                        5,647,000  (b)             649,405

Qwest Capital Funding,

   Gtd. Notes, 7.9%, 2010                                                                     1,465,000                  827,725

Sprint Capital,

   Gtd. Notes, 6.9%, 2019                                                                     1,144,000                  769,668

Tritel PCS,

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,144,000  (a,e)           980,980

Verizon Florida,

   Deb., 6.125%, 2013                                                                         6,256,000  (a)           6,423,755

Verizon Global Funding,

   Notes, 6.875%, 2012                                                                        7,993,000  (a)           8,544,517

                                                                                                                      62,537,968

TOBACCO--1.4%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                               1,318,000                1,299,878

Philip Morris Cos.,

   Deb., 7.75%, 2027                                                                          7,862,000                8,376,316


(PAGE)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TOBACCO (CONTINUED)

UST,

   Notes, 6.625%, 2012                                                                        9,849,000  (c)          10,492,878

                                                                                                                      20,169,072

TRANSPORTATION--.1%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     2,030,000                2,101,050

U.S. GOVERNMENT--8.7%

U.S. Treasury Bonds:

   8.125%, 8/15/2019                                                                         18,850,000               25,784,726

   10.625%, 8/15/2015                                                                        15,100,000               24,159,396

U.S. Treasury Inflation Protection Securities,

   3.625%, 1/15/2008                                                                         50,000,000  (g,h)        60,661,690

U.S. Treasury Notes,

   6.5%, 2/15/2010                                                                           11,975,000               14,236,000

                                                                                                                     124,841,812

U.S. GOVERNMENT AGENCIES--7.1%

Federal Home Loan Mortgage Corp.:

   Notes, 4.5%, 7/23/2007                                                                    30,012,000               31,099,935

   Notes, 4.75%, 10/11/2012                                                                  48,500,000               47,706,297

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         18,865,000  (g)          22,675,951

                                                                                                                     101,482,183

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--23.5%

Federal Home Loan Mortgage Corp.:

   6%, 4/1/2014                                                                               1,072,260                1,124,189

   6.5%                                                                                      41,493,000  (i)          43,035,710

   Gtd. Multiclass Mortgage Participation Cfts., REMIC

      (Interest Only Obligation):

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     2,132,050  (j)             269,171

         Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                  15,217,765  (j)             369,865

Federal National Mortgage Association:

   6%                                                                                        39,145,000  (i)          40,570,497

   6%, 7/1/2029                                                                               1,805,894                1,862,329

   6.2%, 1/1/2011                                                                             9,787,627               10,896,763

   6.5%                                                                                      99,096,000  (i)         102,688,230

   6.5%, 6/1/2014-7/1/2029                                                                    3,592,013                3,739,173

   7%, 9/1/2014-7/1/2029                                                                      2,579,550                2,721,214

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     6,800,000                6,929,625

      (Interest Only Obligation):

         Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                  4,532,778  (j)             222,389

         Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                  1,140,373  (j)              68,924

         Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                 2,899,606  (j)             410,159

         Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021                                               18,490,641  (j)             618,089

Government National Mortgage Association I:

   6%                                                                                         7,900,000  (i)           8,166,625

   6.5%                                                                                      39,860,000  (i)          41,444,618

   6.5%, 4/15/2029-10/15/2033                                                                 2,889,317                3,094,509

   7%                                                                                        21,929,000  (i)          23,032,248

   7%, 10/15/2028                                                                               920,252                  968,271

   7.5%, 8/15/2029                                                                              545,962                  581,105

   Project Loans:

      6.495%, 7/15/2030                                                                       9,775,787               10,844,965

      6.8%, 4/15/2040                                                                        12,567,590               14,111,015

Government National Mortgage Association II:

   5%, 7/20/2030                                                                              2,512,654                2,556,927

   5.25%, 4/20/2030                                                                           2,302,875                2,350,222

   7%                                                                                        11,000,000  (i)          11,505,230

   7%, 5/20/2028-7/20/2031                                                                    2,257,412                2,362,983

                                                                                                                     336,545,045

TOTAL BONDS AND NOTES

   (cost $1,369,772,542)                                                                                           1,368,982,496
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.4 %                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                   123,943  (k)           6,553,486

CABLE & MEDIA--.3%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          39,681                  530,932

Paxson Communications,

   Cum., $1,325                                                                                     752                3,760,000

                                                                                                                       4,290,932

FINANCE--.7%

Ford Motor Capital Trust II,

   Cum. Conv., $3.25                                                                            128,800                4,726,960


(PAGE)


PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

General Motors,

   Ser. B, Cum. Conv., $1.3125                                                                  221,350                4,620,681

                                                                                                                       9,347,641

INSURANCE--.4%

Household International,

   Cum. Conv., $2.21875 (units)                                                                 211,336  (l)           5,684,938

MINING & METALS--.1%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   41,691                1,521,722

OIL & GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                            196,383                3,407,245

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     80,039  (m)           2,681,307

TOTAL PREFERRED STOCKS

   (cost $40,628,786 )                                                                                                33,487,271
------------------------------------------------------------------------------------------------------------------------------------

RIGHTS--.0 %
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--.0%

United Mexican States, Cl. B (value recovery rights)                                          7,250,000  (n)              24,650

United Mexican States, Cl. C (value recovery rights)                                          7,250,000  (n)               4,350

United Mexican States, Cl. D (value recovery rights)                                          7,250,000  (n)               1,450

United Mexican States, Cl. E (value recovery rights)                                          7,250,000  (n)                 725

                                                                                                                          31,175

MINING & METALS--.0%

Kaiser Group Holdings                                                                            41,691  (n,o,p)               0

TOTAL RIGHTS

   (cost $0)                                                                                                              31,175
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--17.9%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    85,512,333  (q)          85,512,333

Dreyfus Institutional Cash Advantage Plus Fund                                               85,512,334  (q)          85,512,334

Dreyfus Institutional Preferred Plus Money Market Fund                                       85,512,333  (q)          85,512,333

TOTAL OTHER INVESTMENTS

   (cost $256,537,000)                                                                                               256,537,000

                                                                                                     The Fund



(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                            Principal
SHORT-TERM INVESTMENTS--.5%                 Amount ($)               Value ($)
--------------------------------------------------------------------------------

FLOATING RATE NOTES;

MBNA America Bank,

  3.645%, 12/18/2002

   (cost $7,118,000)                       7,118,000                 7,126,898
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,674,056,328)        116.6%             1,666,164,840

LIABILITIES, LESS CASH AND RECEIVABLES         (16.6%)             (236,863,496)

NET ASSETS                                     100.0%             1,429,301,344

(A) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $43,548,497 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $45,247,539.

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THESE SECURITIES AMOUNTED TO $353,372,349 OR 24.7% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(H)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  WITH WARRANTS ATTACHED.

(L) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $25 ON FEBRUARY 15, 2006 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $25. RATE SUBJECT TO CHANGE BASED ON REMARKETING OF THE SENIOR NOTE ON NOVEMBER 15, 2005.

(M) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  NON-INCOME PRODUCING SECURITY.

(O) THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY UNDER CERTAIN CONDITIONS.

(P) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(Q)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF FINANCIAL FUTURES

October 31, 2002


                                                                  Market Value                                        Unrealized
                                                                     Covered by                                    (Depreciation)
                                            Contracts             Contracts ($)             Expiration          at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                     1,115              127,911,406              December 2002              (569,955)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,674,056,328  1,666,164,840

Cash                                                                 58,982,222

Receivable for investment securities sold                           292,006,495

Collateral for securities loaned--Note 1(c)                          45,247,539

Dividends and interest receivable                                    16,941,779

Receivable for shares of Beneficial Interest subscribed               2,045,732

Paydowns receivable                                                     213,427

Unrealized appreciation on credit default swaps--Note 4                   6,672

Prepaid expenses and other assets                                        49,647

                                                                  2,081,658,353
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,349,733

Payable for investment securities purchased                         602,520,778

Liability for securities loaned--Note 1(c)                           45,247,539

Payable for shares of Beneficial Interest redeemed                    1,787,463

Payable for futures variation margin--Note 4                            695,095

Net unrealized depreciation on forward
  currency exchange contracts--Note 4                                   444,361

Accrued expenses                                                        312,040

                                                                    652,357,009
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,429,301,344
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,495,351,802

Accumulated distributions in excess of investment income-net           (276,923)

Accumulated net realized gain (loss) on investments                 (56,895,610)

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($569,955) net unrealized (depreciation) on financial futures]     (8,877,925)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,429,301,344


NET ASSET VALUE PER SHARE

                                                            Class A         Class B         Class C         Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                        1,009,786,357     309,167,448     102,377,415       7,970,124

Shares Outstanding                                       72,021,350      22,016,793       7,315,968         568,602
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 14.02           14.04           13.99           14.02



SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            83,918,129

Dividends                                                            2,498,152

Income from securities lending                                         163,144

TOTAL INCOME                                                        86,579,425

EXPENSES:

Management fee--Note 3(a)                                            8,146,437

Shareholder servicing costs--Note 3(c)                               5,710,499

Distribution fees--Note 3(b)                                         2,104,964

Custodian fees--Note 3(c)                                              191,638

Professional fees                                                      124,969

Trustees' fees and expenses--Note 3(d)                                 103,397

Prospectus and shareholders' reports                                    58,781

Interest expense--Note 2                                                12,322

Registration fees                                                        9,258

Miscellaneous                                                           40,706

TOTAL EXPENSES                                                      16,502,971

INVESTMENT INCOME--NET                                              70,076,454
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written):

  Long transactions                                                (66,635,212)

  Short sale transactions                                              (11,619)

Net realized gain (loss) on financial futures                        2,779,549

Net realized gain (loss) on swap transactions                           11,733

Net realized gain (loss) on forward currency exchange contracts      7,015,026

NET REALIZED GAIN (LOSS)                                           (56,840,523)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $3,797,809
  net unrealized appreciation on financial futures)                   (326,363)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (57,166,886)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,909,568

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                            ------------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         70,076,454            48,392,751

Net realized gain (loss) on investments       (56,840,523)           15,387,016

Net unrealized appreciation (depreciation)
   on investments                                (326,363)           (6,318,008)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,909,568            57,461,759
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (53,879,990)          (41,382,882)

Class B shares                                (13,517,100)           (4,691,176)

Class C shares                                 (4,799,830)           (1,913,827)

Class R shares                                   (382,571)             (228,082)

Net realized gain on investments:

Class A shares                                 (5,708,698)                   --

Class B shares                                 (1,371,040)                   --

Class C shares                                   (559,539)                   --

Class R shares                                    (36,146)                   --

TOTAL DIVIDENDS                               (80,254,914)         (48,215,967)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              1,090,132,630          896,309,369

Class B shares                                149,902,030          206,270,280

Class C shares                                 55,966,900           84,989,384

Class R shares                                  3,972,506            6,339,884


(PAGE)


                                                      Year Ended October 31,
                                            ------------------------------------

                                                     2002              2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                 48,938,688          33,617,462

Class B shares                                  9,430,507           2,827,390

Class C shares                                  2,921,294           1,180,367

Class R shares                                    381,836             223,139

Cost of shares redeemed:

Class A shares                             (1,006,207,024)       (400,574,727)

Class B shares                                (44,780,318)        (10,881,142)

Class C shares                                (37,300,897)         (3,875,060)

Class R shares                                 (1,890,352)           (711,794)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      271,467,800         815,714,552

TOTAL INCREASE (DECREASE) IN NET ASSETS       204,122,454         824,960,344
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,225,178,890         400,218,546

END OF PERIOD                               1,429,301,344       1,225,178,890

Undistributed (distributions in excess of)
   investment income--net                        (276,923)             46,521

                                                                      The Fund

(PAGE)


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2002             2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    76,229,302           60,523,066

Shares issued for dividends reinvested          3,426,526            2,270,404

Shares redeemed                               (70,417,465)         (27,110,105)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   9,238,363           35,683,365
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                    10,458,842           13,901,404

Shares issued for dividends reinvested            659,742              190,612

Shares redeemed                                (3,146,437)            (736,372)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,972,147           13,355,644
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,919,258            5,743,389

Shares issued for dividends reinvested            204,797               79,829

Shares redeemed                                (2,637,526)            (262,773)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,486,529            5,560,445
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       277,449             429,912

Shares issued for dividends reinvested             26,776              15,030

Shares redeemed                                  (132,587)            (48,052)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     171,638             396,890

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 52,047 CLASS B SHARES REPRESENTING $744,078 WERE AUTOMATICALLY CONVERTED TO 52,129 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 13,572 CLASS B SHARES REPRESENTING $199,501 WERE AUTOMATICALLY CONVERTED TO 13,590 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS A SHARES                                                2002(a)          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.75         14.26         14.31          14.40         14.86

Investment Operations:

Investment income--net                                            .76(b)        .97           .94            .98          1.01

Net realized and unrealized
   gain (loss) on investments                                    (.61)          .49          (.02)          (.09)         (.45)

Total from Investment Operations                                  .15          1.46           .92            .89           .56

Distributions:

Dividends from investment income--net                            (.79)         (.97)         (.97)          (.98)        (1.02)

Dividends from net realized
   gain on investments                                           (.09)           --            --             --            --

Total Distributions                                              (.88)         (.97)         (.97)          (.98)         (1.02)

Net asset value, end of period                                  14.02         14.75         14.26          14.31          14.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.05(c)      10.42(c)       6.65(c)        6.38           3.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.08           .99          1.00           1.04           1.02

Ratio of interest expense
   to average net assets                                          .00(d)         --           .01            .14            .03

Ratio of net investment income
   to average net assets                                         5.32          6.56          6.60           6.80           6.76

Portfolio Turnover Rate                                        617.61        516.45        576.17         284.63         313.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              1,009,786       926,023       386,547        275,116        283,336

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.49% TO 5.32%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO NOVEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                              Year Ended October 31,
                                                                                        ---------------------------------

CLASS B SHARES                                                                      2002(a)          2001          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               14.77            14.28         14.14

Investment Operations:

Investment income--net                                                               .69(c)           .89           .57

Net realized and unrealized
   gain (loss) on investments                                                       (.61)             .49           .14

Total from Investment Operations                                                     .08             1.38           .71

Distributions:

Dividends from investment income--net                                               (.72)            (.89)         (.57)

Dividends from net realized gain on investments                                     (.09)              --            --

Total Distributions                                                                 (.81)            (.89)         (.57)

Net asset value, end of period                                                     14.04            14.77         14.28
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                  .60             9.80          7.55(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.52             1.55          1.50(e)

Ratio of net investment income
   to average net assets                                                            4.80             5.84          5.61(e)

Portfolio Turnover Rate                                                           617.61           516.45        576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            309,167          207,482         9,842

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.97% TO 4.80%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO NOVEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


                                                                                        Year Ended October 31,
                                                                                 ---------------------------------

CLASS C SHARES                                                                      2002(a)     2001     2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 14.72     14.23     14.14

Investment Operations:

Investment income--net                                                                 .66(c)    .85       .54

Net realized and unrealized
   gain (loss) on investments                                                         (.61)      .49       .09

Total from Investment Operations                                                       .05      1.34       .63

Distributions:

Dividends from investment income--net                                                 (.69)     (.85)     (.54)

Dividends from net realized gain on investments                                       (.09)       --        --

Total Distributions                                                                   (.78)     (.85)     (.54)

Net asset value, end of period                                                       13.99     14.72     14.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                    .35      9.54      6.73(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.77      1.77      1.69(e)

Ratio of net investment income
   to average net assets                                                              4.59      5.58      5.11(e)

Portfolio Turnover Rate                                                             617.61    516.45    576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              102,377    85,819     3,829

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.76% TO 4.59%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO NOVEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                                                 --------------------------------

CLASS R SHARES                                                                      2002(a)     2001     2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 14.75     14.26     14.14

Investment Operations:

Investment income--net                                                                 .81(c)   1.01       .62

Net realized and unrealized
   gain (loss) on investments                                                         (.60)      .48       .13

Total from Investment Operations                                                       .21      1.49       .75

Distributions:

Dividends from investment income--net                                                 (.85)    (1.00)     (.63)

Dividends from net realized gain on investments                                       (.09)       --        --

Total Distributions                                                                   (.94)    (1.00)     (.63)

Net asset value, end of period                                                       14.02     14.75     14.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      1.49     10.67      8.03(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .65       .73      2.85(d)

Ratio of net investment income
   to average net assets                                                              5.69      6.79      6.45(d)

Portfolio Turnover Rate                                                             617.61    516.45    576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                7,970     5,854         1

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.86% TO 5.69%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO NOVEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the

(PAGE)


amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $7,216 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,798, accumulated capital losses $56,638,172 and unrealized depreciation $9,994,979.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $80,254,914 and $48,215,967.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,944,920, decreased net realized gain (loss) on investments by $2,352,829 and decreased paid-in capital by $592,091. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2002 was approximately $493,200, with a related weighted average annualized interest rate of 2.50%.


(PAGE)


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $222,207 from commissions earned on sales of the fund's Class A shares and $840,880 and $83,581 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $1,352,634 and $752,330, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $2,451,036, $676,317 and $250,777, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $638,251 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002 the fund was charged $191,638 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $490,128 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The  following summarizes the aggregate amount of purchases and sales (including
paydowns)   of  investment  securities  and  securities  sold  short,  excluding short-term securities, financial futures, forward currency

(PAGE)


exchange contracts, options transactions and swap transactions during the period ended October 31, 2002:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                     8,859,895,785        8,663,415,438

Short sale transactions                  50,819,046           50,807,427

     TOTAL                            8,910,714,831        8,714,222,865

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At October 31, 2002, there were no securities sold short outstanding.

The following summarizes the fund's call/put options written for the period ended October 31, 2002:



                                                                                                      Options Terminated
                                                     Face Amount                         ------------------------------------------
                                                     Covered by            Premiums                                    Net Realized
Options Written                                      Contracts ($)         Received ($)            Cost ($)               Gain ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    October 31, 2001                                            --               --

Contracts written                                      402,968,000                                                      2,001,093

Contracts terminated;
    Closed                                             402,968,000         2,001,093          1,294,649                   706,444

CONTRACTS OUTSTANDING
    OCTOBER 31, 2002                                            --                --



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the

                                                                 The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of

(PAGE)


the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2002:



                                                    Foreign
Forward Currency                                   Currency                                                Unrealized
Exchange Contracts                                  Amounts         Proceeds ($)        Value ($)       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
SALES,

Euros,
    expiring 11/6/2002                          101,005,000       99,530,388       99,974,749                (444,361)



In addition, the following summarizes open credit default swap agreements at October 31, 2002:


                                                             Rate Received
                                      Termination             by the Fund on                                         Payments Made
Notional Amount ($)                      Date               Notional Amount (%)                                        by the Fund
------------------------------------------------------------------------------------------------------------------------------------

500,000                                10/7/2007                    .80                                The fund delivers notional
                                                                                                   amount as a result of interest
                                                                                                         payment default totaling
                                                                                                  $1,000,000 or principal payment
                                                                                                        default of $10,000,000 on
                                                                                                         Sumitomo Mitsui Banking,
                                                                                                                   .73%, 7/20/2007



The fund enters into credit default swaps to hedge its exposure to or to gain exposure to changes in the market on debt securities. Credit default swaps involve the exchange of commitments to pay or receive interest at a specified interest rate based on the notional amount in exchange for the delivery or receipt of payment upon failure to pay or default of an underlying security. If forecasts of interest rates and other factors are

                                                                      The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is a risk that the positions may correlate imperfectly with the assets or liability being hedged. On swaps where payments are paid, risk of loss is limited to the extent of the payments paid. On swaps where payments are received, gain is limited to payments received and risk of loss is based on the underlying security. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund records a net receivable or payable on a daily basis for the amount expected to be received or paid during the period. The swap is marked to market on a daily basis and this amount is recorded as unrealized gain or loss on the Statement of Operations.

At October 31, 2002, the cost of investments for federal income tax purposes was $1,676,187,698; accordingly, accumulated net unrealized depreciation on investments was $10,022,858, consisting of $39,694,309 gross unrealized appreciation and $49,717,167 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a

(PAGE)


$765,328 decrease in accumulated undistributed investment income-net and a corresponding $765,328 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $2,296,595, decrease net unrealized appreciation (depreciation) by $184,434 and increase net realized gains (losses) by $2,481,029. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

(PAGE)


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Core Bond Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


[ERNST & YOUNG SIGNATURE LOGO]

New York, New York

December 18, 2002




(PAGE)

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 2.71% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

(PAGE)


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Diane Dunst (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Rosilind Gersten Jacobs (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

Jay I. Meltzer (74)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12


(PAGE)


Daniel Rose (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Harlem Educational Activities Fund, Inc., President

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Warren B. Rudman (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

(PAGE)


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.


(PAGE)


WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager-Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

(PAGE)


NOTES

(PAGE)


                      For More Information

                        Dreyfus Premier Core Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  031AR1002


      Dreyfus Premier
      Strategic
      Income Fund
      ANNUAL REPORT October 31, 2002




(PAGE)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            24   Notes to Financial Statements

                            33   Report of Independent Auditors

                            34   Important Tax Information

                            35   Board Members Information

                            37   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

(PAGE)


                                                                       The Fund

                                                                Dreyfus Premier
                                                          Strategic Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Strategic Income Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

[STEPHEN CANTER SIGNATURE LOGO]

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





(PAGE)

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Strategic Income Fund perform relative to its benchmark

For the 12-month period ended October 31, 2002, the fund achieved a total return of 3.44% for Class A shares, 3.03% for Class B shares, 2.71% for Class C shares and 3.79% for Class R shares.(1) The fund's Class A, B, C and R shares distributed aggregate income dividends totaling $0.6519, $0.5942, $0.5668 and $0.6826 per share, respectively. The Merrill Lynch Global Bond Index (the " Index" ), the fund's benchmark, achieved a total return of 8.32% for the same period.(2 )Additionally, the fund is reported in the Lipper Multi-Sector Income Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.79%.(3)

The global bond markets provided mixed returns during the reporting period, with weakness in foreign credit markets generally offset by better returns from government bonds. The fund's returns exceeded its Lipper category average primarily because of the fund's relatively heavy emphasis on higher-quality issues. However, the fund's returns lagged its benchmark primarily because the Index has an even higher weighting of high-quality government bonds relative to the fund.

What is the fund's investment approach?

The fund's primary objective is high current income. Capital appreciation is a secondary objective. The fund shifts its investments among the following general asset classes:

* HIGH-YIELD BONDS. These include higher-yielding, lower-quality bonds ("junk bonds") issued by U.S. companies.

* INVESTMENT-GRADE CORPORATE BONDS. These include bonds rated at least BBB/Baa (or the unrated equivalent as determined by Dreyfus) of U.S. companies.

* U.S. GOVERNMENT BONDS. These include bonds issued by the U.S. government or its agencies or instrumentalities, such as U.S. Treasury and U.S. government agency securities, and mortgage pass-through securities such as Ginnie Maes, Fannie Maes and Freddie Macs.

* PRIVATELY ISSUED MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. These include collateralized mortgage obligations (" CMOs" ), commercial mortgage-backed securities, and debt issued by real estate investment trusts.

                                                             The Fund



(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*    INTERNATIONAL  BONDS.  These  include  the  bonds  of  foreign  issuers  in
     developing   and  emerging   markets,   including   Brady  bonds  and  loan
     participation interests.

     Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of both global and U.S. economic conditions helps us establish the portfolio's sector weightings and interest-rate sensitivity (duration, a measure of sensitivity to interest-rate changes) . If interest rates appear to be rising, we will generally reduce the fund's average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under prevailing and expected economic conditions.

* SECURITY SELECTION. When choosing securities for investment, we review an issuer's financial strength and the current state and long-term outlook of the issuer's industry group. We may focus more on one group or security over another based on our risk/reward and value analyses. We also consider economic, interest-rate and liquidity conditions when investing.

What other factors influenced the fund's performance?

During the reporting period, economic conditions remained persistently weak throughout the world. In this environment, many nations' central banks reduced short-term interest rates in an attempt to stimulate renewed economic growth. However, some regions, such as Europe, were limited in their ability to reduce rates because of concerns regarding potential inflationary pressures. Other regions, such as Latin America, were hurt by fiscal problems, including Argentina's default in late 2001 and Brazil's currency problems in 2002. In addition to economic concerns, the global bond markets responded to heightened international tensions in the Middle East and corporate scandals affecting
several    multinational,    U.S.-based    corporations.

In this challenging environment, U.S. Treasury securities, and domestic mortgage-related securities and investment-grade corporate bonds generally provided higher returns than most foreign bonds. However, high-yield securities from lower-rated U.S. corporations weakened considerably during the reporting period. Because the fund had a greater focus on many high-quality securities, it
fared    relatively    well

(PAGE)


in comparison to its Lipper category. However, the Index outperformed the fund because it had an even higher weighting of high-quality government bonds

During the reporting period, we favored mortgage-backed bonds issued by government and private issuers, including residential, commercial and asset-backed securities. These bonds rallied strongly along with U.S. Treasuries when interest rates fell and investors flocked toward relatively safe havens in the fixed-income markets.

Approximately 19% of the fund was invested in foreign bonds. We avoided troubled Latin American issuers in favor of developed economies in Europe. However, we participated strongly in debt from Russia, which has benefited greatly from its emergence as a major oil producer. The fund's foreign holdings also gained value from favorable changes in currency exchange rates.

What is the fund's current strategy?

The fund's U.S. corporate bond holdings remain diversified among a variety of industrial issuers, which we expect to rally as business fundamentals improve. We have added to the fund's holdings of U.S. Treasury Inflation Protection Securities (TIPS) , which we regard as undervalued in today's low-inflation
environment.   We  have  also  increased  the  fund's  exposure  to  non-dollar investments in Western Europe, where we believe interest rates may fall further

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GLOBAL BOND INDEX IS A BROAD-BASED INDEX CONSISTING OF FIXED-RATE, COUPON-BEARING BONDS WITH A MATURITY RANGE GREATER THAN OR EQUAL TO ONE YEAR AND INCLUDES BBB-RATED BONDS AND SOME BONDS THAT ARE NOT RATED BY THE MAJOR U.S. RATING AGENCIES.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

(PAGE)


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Income Fund Class A shares, Class B shares, Class C shares, Class R shares and the Merrill Lynch Global Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER STRATEGIC INCOME FUND ON 12/29/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GLOBAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A BROAD-BASED INDEX CONSISTING OF FIXED-RATE, COUPON-BEARING BONDS WITH A MATURITY RANGE GREATER THAN OR EQUAL TO ONE YEAR AND INCLUDES BBB-RATED BONDS AND SOME BONDS THAT ARE NOT RATED BY THE MAJOR U.S. RATING AGENCIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




(PAGE)

Average Annual Total Returns AS OF 10/31/02



                                                                           Inception                                   From
                                                                             Date                 1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                           12/29/00               (1.25)%              0.20%
WITHOUT SALES CHARGE                                                       12/29/00                3.44%               2.74%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                    12/29/00               (0.87)%              0.26%
WITHOUT REDEMPTION                                                         12/29/00                3.03%               2.27%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                 12/29/00                1.73%               1.99%
WITHOUT REDEMPTION                                                         12/29/00                2.71%               1.99%

CLASS R SHARES                                                             12/29/00                3.79%               3.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



(PAGE)


STATEMENT OF INVESTMENTS

October 31, 2002


                                                                                                Principal
BONDS AND NOTES--100.2%                                                                         Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.8%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                          18,000                   12,150

Goodrich (BF),

   Notes, 7%, 2038                                                                               49,000                   41,391

                                                                                                                          53,541

AIRLINES--2.4%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                             50,000                   39,646

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2019                                                           97,557                   74,744

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                           20,627                   16,421

Northwest Airlines,

   Gtd. Notes, 8.875%, 2006                                                                       2,000                      870

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                            9,500  (b)               2,185

United Airlines,

  Pass-Through Ctfs.,

   Ser. 2000-2, Cl. A2, 7.186%, 2012                                                             49,079                   34,907

                                                                                                                         168,773

ASSET-BACKED CTFS.-- 2.9%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                              65,000                   68,900

The Money Store Home Equity Trust,

   Ser. 1996-C, Cl. A14, 7.785%, 2022                                                           130,000                  131,876

                                                                                                                         200,776

AUTO MANUFACTURING--.8%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                       45,000                   34,465

GMAC,

   Bonds, 8%, 2031                                                                               21,000                   18,799

                                                                                                                          53,264

BUILDING & CONSTRUCTION--.1%

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                           11,000                   10,161


(PAGE)


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA--2.3%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                            51,000  (c)              12,495

   Sr. Notes, 8.625%, 2009                                                                        9,000                    3,915

   Sr. Notes, 10%, 2009                                                                           2,000                      865

Fox Kids Worldwide,

   Sr. Notes, 9.25%, 2007                                                                        45,000                   47,306

NTL,

   Sr. Deb., 11.2%, 2007                                                                         30,000                   21,150

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                          35,000                   31,588

Time Warner,

   Gtd. Deb., 6.625%, 2029                                                                       28,000                   22,835

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                                  17,000                   18,818

                                                                                                                         158,972

CHEMICALS--.6%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                     19,000                   16,055

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                 20,000                   15,700

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                  11,000                   10,533

                                                                                                                          42,288

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.5%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                           99,054                  107,420

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                             250,000                  274,856

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                         130,000  (d)             142,051

                                                                                                                         524,327

CONGLOMERATES--.8%

Tyco International Group S.A.:

   Gtd. Notes, 5.8%, 2006                                                                        40,000                   35,034

   Sr. Notes, 6.375%, 2006                                                                       21,000                   18,916

                                                                                                                          53,950

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.8%

Alabama Power,

   Notes, 5.5%, 2017                                                                             26,000                   26,435

Calpine:

   Sr. Notes, 7.625%, 2006                                                                        5,000                    1,725

   Sr. Notes, 8.625%, 2010                                                                        2,000                      650

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                    17,000                    5,610

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                        22,000                   22,905

Marketspan,

   Deb., 8.2%, 2023                                                                              32,000                   33,219

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                       30,000                    5,850

PSEG Energy Holdings,

   Sr. Notes, 8.5%, 2011                                                                         40,000                   26,800

                                                                                                                         123,194

FINANCIAL--4.2%

Capital One Financial,

   Sr. Notes, 7.25%, 2003                                                                        17,000                   15,403

Ford Credit Canada,

   Sr. Notes, 7.25%, 2007                                                                 GBP   200,000                  265,325

Household Finance,

   Notes, 6.75%, 2011                                                                            12,000                   10,624

                                                                                                                         291,352

FOREIGN/GOVERNMENTAL--19.4%

Canadian Government,

   Bonds, 5.75%, 2006                                                                     CAD   250,000                  171,679

Federative Republic of Brazil,

   Bonds, 11%, 2040                                                                             250,000                  135,000

France O.A.T,

   Deb., 3%, 2012                                                                         EUR   250,000       (e)        255,480

Russian Federation,

   Bonds, 5%, 2030                                                                              400,000  (f)             305,500

United Mexican States,

   Bonds, 8.3%, 2031                                                                            500,000                  497,500

                                                                                                                       1,365,159

GAMING & LODGING--1.3%

Disney (Walt),

   Sr. Notes, 6.375%, 2012                                                                       33,000                   35,484


(PAGE)


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Hilton Hotels,

   Notes, 7.625%, 2008                                                                           41,000                   41,583

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                   14,000                   12,320

                                                                                                                          89,387

OIL & GAS--2.3%

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                                30,000  (b,d)             4,500

Petroleos Mexicanos,

   Gtd. Notes, 9%, 2003                                                                   GBP   100,000                  159,699

                                                                                                                         164,199

PAPER & FOREST PRODUCTS--.9%

Sealed Air,

   Gtd. Sr. Notes, 8.75%, 2008                                                                   26,000  (d)              23,425

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                            40,000                   41,997

                                                                                                                          65,422

PROPERTY-CASUALTY INSURANCE--.6%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                           24,000                   27,335

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                        16,000                   17,223

                                                                                                                          44,558

REAL ESTATE INVESTMENT TRUSTS--1.1%

Health Care REIT,

   Notes, 8%, 2012                                                                               32,000                   32,476

Nationwide Healthcare Properties,

   Notes, 8.25%, 2012                                                                            46,000                   48,210

                                                                                                                          80,686

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.5%

Bank of America Mortgage Securities II:

   Ser. 2001-8, Cl. B4, 6.5%, 2031                                                                3,795  (d)               3,845

   Ser. 2001-8, Cl. B5, 6.5%, 2031                                                                3,795  (d)               3,549

   Ser. 2001-8, Cl. B6, 6.5%, 2031                                                                3,795  (d)               1,420

Countrywide Home Loans,

   Ser. 2000-9, Cl. B2, 7.5% 2031                                                                73,687                   75,740

Residential Funding Mortgage Securities I,

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            157,255                  163,239

                                                                                                                         247,793

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--20.1%

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        1,455,000  (d,g)         1,353,150

Morgan Stanley TRACERS,

   Ser. 2001-1, 7.201%, 2011                                                                     60,000  (d,g)            64,311

                                                                                                                       1,417,461

TELECOMMUNICATIONS--2.9%

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                        32,000                   25,668

France Telecom,

   Notes, 7.75%, 2011                                                                            32,000                   35,369

Koninklijke KPN,

   Sr. Notes, 8%, 2010                                                                           38,000                   42,796

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                              9,000                    5,085

Sprint Capital,

   Gtd. Notes, 6.9%, 2019                                                                         7,000                    4,709

Verizon Florida,

   Deb., 6.125%, 2013                                                                            37,000                   37,992

Verizon Global Funding,

   Notes, 6.875%, 2012                                                                           48,000                   51,312

                                                                                                                         202,931

TOBACCO--.3%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                   8,000                    7,890

Philip Morris Cos.,

   Deb., 7.75%, 2027                                                                             15,000                   15,981

                                                                                                                          23,871

TRANSPORTATION--.1%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                        10,000                   10,350

U.S. GOVERNMENT--1.3%

U.S. Treasury Inflation Protection Securities:

  Coupon Strips:

      0%, 10/15/2028                                                                             10,000  (h,i)             8,022

      0%, 4/15/2029                                                                              10,000  (h,i)             8,213

   Principal Strips,

      0%, 4/15/2029                                                                             150,000  (h,i)            75,724

                                                                                                                          91,959


(PAGE)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED-- 22.2%

Federal Home Loan Mortgage Corp.,

  Gtd. Multiclass Mortgage Participation Ctfs., REMIC

  (Interest Only Obligation):

      Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                        204,667  (i)               7,099

      Ser. 2292, Cl. TY, 7%, 10/15/2024                                                         591,700  (i)              25,557

Federal National Mortgage Association:

   6%                                                                                         1,300,000  (j)           1,336,153

   6.2%, 1/1/2011                                                                                98,269                  109,405

   6.5%                                                                                          84,000  (j)              87,045

                                                                                                                       1,565,259

TOTAL BONDS AND NOTES

   (cost $7,186,949)                                                                                                   7,049,633
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.6%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                       731  (k)              38,652

CABLE & MEDIA--.0%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                             240                    3,211

FINANCE--1.1%

Ford Motor Capital Trust II,

   Cum. Conv., $3.25                                                                              1,005                   36,884

General Motors,

    Conv. Cum., Ser. B, $1.3125                                                                   2,040                   42,585

                                                                                                                          79,469

INSURANCE--.4%

Household International,

   Cum. Conv., $2.21875 (units)                                                                     964  (l)              25,932

OIL & GAS--.4%

EXCO Resources,

   Cum. Conv., $1.05                                                                              1,400                   24,290

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                        478  (m)              16,013

TOTAL PREFERRED STOCKS

   (cost $213,545)                                                                                                       187,567

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--21.0%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       493,667  (n)             493,667

Dreyfus Institutional Cash Advantage Plus Fund                                                  493,667  (n)             493,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          493,667  (n)             493,666

TOTAL OTHER INVESTMENTS

   (cost $1,481,000)                                                                                                   1,481,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.7%                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.765%, 12/26/2002

   (cost $49,880)                                                                                50,000  (o)              49,892
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,931,374)                                                              124.6%                8,768,092

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (24.6%)              (1,733,090)

NET ASSETS                                                                                       100.0%                7,035,002

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.
     CAD--CANADIAN DOLLAR
     EUR--EUROS
     GBP--BRITISH POUNDS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $1,596,251 OR 22.7% OF NET ASSETS.

(E)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE EURO-ZONE HICP INDEX.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(K)  WITH WARRANTS ATTACHED.

(L)  UNIT  REPRESENTS  A CONTRACT TO PURCHASE  SHARES OF COMMON STOCK FOR $25 ON
     FEBRUARY  15, 2006 AND A SENIOR NOTE WITH A PRINCIPAL  AMOUNT OF $25.  RATE
     SUBJECT TO CHANGE BASED ON  REMARKETING  OF THE SENIOR NOTE ON NOVEMBER 15,
     2005.

(M)  UNIT  REPRESENTS  A CONTRACT TO PURCHASE  SHARES OF COMMON STOCK FOR $50 ON
     NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

(O)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF FINANCIAL FUTURES

October 31, 2002


                                                                 Market Value                                           Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)            Expiration             at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                         3                 344,156          December 2002                       (188)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,931,374    8,768,092

Cash                                                                    112,046

Receivable for investment securities sold                             1,313,752

Dividends and interest receivable                                       146,104

Unrealized appreciation on credit default swaps--Note 4                     667

Prepaid expenses and other assets                                        37,754

                                                                     10,378,415
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            16,106

Payable for investment securities purchased                           3,294,688

Payable for futures variation margin--Note 4                              9,931

Net unrealized (depreciation) on forward
  currency exchange contracts--Note 4                                     2,153

Accrued expenses                                                         20,535

                                                                      3,343,413
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,035,002
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,531,023

Accumulated undistributed investment income--net                         25,709

Accumulated net realized gain (loss) on investments                    (358,376)

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($188) net unrealized
  (depreciation) on financial futures]                                 (163,354)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,035,002


NET ASSET VALUE PER SHARE

                                                            Class A       Class B       Class C     Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            1,730,455     3,404,999     1,513,425     386,123

Shares Outstanding                                          147,913       291,211       129,502      32,987
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 11.70         11.69         11.69       11.71



SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               515,848

Dividends                                                                6,735

TOTAL INCOME                                                           522,583

EXPENSES:

Management fee--Note 3(a)                                               51,853

Registration fees                                                       51,958

Distribution fees--Note 3(b)                                            29,548

Custodian fees--Note 3(c)                                               25,390

Shareholder servicing costs--Note 3(c)                                  21,452

Professional fees                                                       15,574

Prospectus and shareholders' reports                                    13,594

Trustees' fees and expenses--Note 3(d)                                     954

Interest expense--Note 2                                                   478

Miscellaneous                                                            9,096

TOTAL EXPENSES                                                         219,897

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (91,436)

NET EXPENSES                                                           128,461

INVESTMENT INCOME--NET                                                 394,122
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written)                                         (485,745)

Net realized gain (loss) on financial futures                          124,543

Net realized gain (loss) on swap transactions                            1,173

Net realized gain (loss) on forward currency exchange contracts         90,637

NET REALIZED GAIN (LOSS)                                              (269,392)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($41,991)
  net unrealized (depreciation) on financial futures]                   92,340

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (177,052)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   217,070

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2002              2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            394,122             344,149

Net realized gain (loss) on investments          (269,392)            (59,012)

Net unrealized appreciation (depreciation)
   on investments                                  92,340            (255,694)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      217,070              29,443
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (124,045)           (119,468)

Class B shares                                   (182,224)           (139,636)

Class C shares                                    (67,930)            (37,248)

Class R shares                                    (29,827)            (29,964)

Net realized gain on investments:

Class A shares                                    (10,029)                   --

Class B shares                                    (15,029)                   --

Class C shares                                     (6,064)                   --

Class R shares                                     (2,295)                   --

TOTAL DIVIDENDS                                  (437,443)           (326,316)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    111,673           2,210,225

Class B shares                                    975,634           3,538,903

Class C shares                                    521,744           1,229,156

Class R shares                                         --             500,000

Dividends reinvested:

Class A shares                                    128,563             118,042

Class B shares                                    150,907             114,939

Class C shares                                     50,758              28,325

Class R shares                                     32,122              29,964

Cost of shares redeemed:

Class A shares                                   (679,004)                 --

Class B shares                                   (914,931)           (214,889)

Class C shares                                   (237,425)             (2,458)

Class R shares                                   (140,000)                 --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS               41           7,552,207

TOTAL INCREASE (DECREASE) IN NET ASSETS          (220,332)          7,255,334
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             7,255,334                 --

END OF PERIOD                                   7,035,002           7,255,334

Undistributed investment income--net               25,709                 --


(PAGE)


                                                     Year Ended October 31,
                                                 -------------------------------

                                                     2002             2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                         9,395             176,770

Shares issued for dividends reinvested             10,809               9,495

Shares redeemed                                   (58,556)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (38,352)            186,265
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        81,953             283,725

Shares issued for dividends reinvested             12,692               9,257

Shares redeemed                                   (78,617)            (17,799)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,028             275,183
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        44,335              99,165

Shares issued for dividends reinvested              4,269               2,285

Shares redeemed                                   (20,344)               (208)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      28,260             101,242
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              40,000

Shares issued for dividends reinvested              2,700               2,409

Shares redeemed                                   (12,122)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (9,422)             42,409

(A)  FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2002, 308 CLASS B SHARES REPRESENTING $3,652 WERE AUTOMATICALLY CONVERTED TO 308 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, THERE WERE NO SHARES CONVERTED FROM CLASS B TO CLASS A.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                          Year Ended October 31,
                                                          ----------------------

CLASS A SHARES                                               2002      2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.00       12.50

Investment Operations:

Investment income--net                                        .64(b)      .75

Net realized and unrealized gain (loss)
   on investments                                            (.24)       (.54)

Total from Investment Operations                              .40         .21

Distributions:

Dividends from investment income--net                        (.65)       (.71)

Dividends from net realized gain on investments              (.05)          --

Total Distributions                                          (.70)       (.71)

Net asset value, end of period                              11.70       12.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          3.44        1.60(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.25        1.24(e)

Ratio of interest expense to average net assets               .01         .01(e)

Ratio of net investment income
   to average net assets                                     5.32        7.13(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            1.14        1.93(e)

Portfolio Turnover Rate                                    910.75      936.98(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,730       2,234

(A) FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




(PAGE)

                                                          Year Ended October 31,
                                                          ----------------------

CLASS B SHARES                                               2002       2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.99      12.50

Investment Operations:

Investment income--net                                        .58(b)     .69

Net realized and unrealized gain (loss)
   on investments                                            (.24)      (.54)

Total from Investment Operations                              .34        .15

Distributions:

Dividends from investment income--net                        (.59)      (.66)

Dividends from net realized gain on investments              (.05)        --

Total Distributions                                          (.64)      (.66)

Net asset value, end of period                              11.69      11.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          3.03       1.16(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.75       1.75(e)

Ratio of interest expense to average net assets               .01        .01(e)

Ratio of net investment income
   to average net assets                                     4.79       6.64(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            1.14       1.98(e)

Portfolio Turnover Rate                                    910.75     936.98(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       3,405      3,299

(A) FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended October 31,
                                                          ----------------------

CLASS C SHARES                                               2002       2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.99       12.50

Investment Operations:

Investment income--net                                        .54(b)      .67

Net realized and unrealized gain (loss)
   on investments                                            (.22)       (.54)

Total from Investment Operations                              .32         .13

Distributions:

Dividends from investment income--net                        (.57)       (.64)

Dividends from net realized gain on investments              (.05)         --

Total Distributions                                          (.62)       (.64)

Net asset value, end of period                              11.69       11.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          2.71         .96(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            2.00        1.99(e)

Ratio of interest expense to average net assets               .01         .01(e)

Ratio of net investment income
   to average net assets                                     4.52        6.38(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            1.17        2.02(e)

Portfolio Turnover Rate                                    910.75      936.98(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,513       1,213

(A) FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


                                                         Year Ended October 31,
                                                          ----------------------

CLASS R SHARES                                               2002       2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.00       12.50

Investment Operations:

Investment income--net                                        .68(b)      .77

Net realized and unrealized gain (loss)
   on investments                                            (.24)       (.54)

Total from Investment Operations                              .44         .23

Distributions:

Dividends from investment income--net                        (.68)       (.73)

Dividends from net realized gain on investments              (.05)         --

Total Distributions                                          (.73)       (.73)

Net asset value, end of period                              11.71       12.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             3.79        1.78(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.00        1.00(d)

Ratio of interest expense to average net assets               .01         .01(d)

Ratio of net investment income
   to average net assets                                     5.56        7.38(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            1.17        1.92(d)

Portfolio Turnover Rate                                    910.75      936.98(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         386         509

(A) FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Income Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Fixed Income Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to maximize current income. The Dreyfus Corporation ( "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A)   PORTFOLIO  VALUATION:  Investments  in  securities  (excluding  short-term
investments,   other   than   U.S.   Treasury   Bills,   financial  futures and
options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On October 31, 2002, the Board of Trustees declared a cash dividend from undistributed investment income-net, payable on November 1, 2002 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2002 for the following classes: Class A $.058, Class B $.053, Class C $.052 and Class R $.061.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $28,421, accumulated capital losses $310,045 and unrealized depreciation $220,984.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $437,443 and $326,316.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $51,701, decreased net realized gain (loss) on investments by $30,476 and decreased paid-in capital by $21,225. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit. Actual borrowings would be limited pursuant to the SEC and fund prospectus limitations. The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be untilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2002 was approximately $22,200, with a related weighted average annualized interest rate of 2.16%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2001 through October 31, 2003, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 dis-

                                                                      The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $91,436 during the period ended October 31, 2002.

During the period ended October 31, 2002, the Distributor retained $1,350 from commissions earned on sales of the fund's Class A shares and $4,815 and $59 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $18,659 and $10,889, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $5,678, $9,330 and $3,630, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $1,510 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $25,390 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $1,467 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions, during the period ended October 31, 2002, amounted to $72,459,543 and $71,628,354, respectively.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes the fund's call/put options written for the period ended October 31, 2002:



                                                  Face Amount                                        Options Terminated
                                                                                           -----------------------------------------
                                                   Covered by                Premiums                      Net Realized
Options Written                                 Contracts ($)            Received ($)           Cost ($)                  Gain ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    October 31, 2001                                       --                     --

Contracts written                                   1,224,000                   3,461

Contracts terminated;
    Closed                                          1,224,000                   3,461              1,912                     1,549

CONTRACTS OUTSTANDING
    OCTOBER 31, 2002                                       --                      --



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close
of    each    day's    trading.

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2002:



                                                     Foreign
Forward Currency                                    Currency                                                            Unrealized
Exchange Contracts                                   Amounts             Cost ($)          Value ($)              Depreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

South Korean Won,
    expiring 2/21/2003                           121,050,000             100,000              98,034                       (1,966)

SALES:                                                              PROCEEDS ($)

Saudi Arabia Riyal,
    expiring 11/13/2002                              375,800             100,000             100,187                         (187)

TOTAL                                                                                                                      (2,153)

                                                                                                     The Fund



(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition, the following summarizes open credit default swap agreements at October 31, 2002:


                                                              Rate Received
                                     Termination              by the Fund on                                         Payments Made
Notional Amount ($)                     Date                Notional Amount (%)                                        by the Fund
------------------------------------------------------------------------------------------------------------------------------------

50,000                                10/7/2007                     .80                                The fund delivers notional
                                                                                                   amount as a result of interest
                                                                                                         payment default totaling
                                                                                                  $1,000,000 or principal payment
                                                                                                        default of $10,000,000 on
                                                                                                         Sumitomo Mitsui Banking,
                                                                                                                   .73%, 7/20/2007



The fund enters into credit default swaps to hedge its exposure to or to gain exposure to changes in the market on debt securities. Credit default swaps involve the exchange of commitments to pay or receive interest at a specified interest rate based on the notional amount in exchange for the delivery or receipt of payment upon failure to pay or default of an underlying security. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is a risk that the positions may correlate imperfectly with the assets or liability being hedged. On swaps where payments are paid, risk of loss is limited to the extent of the payments paid. On swaps where payments are received, gain is limited to the payments received and risk of loss is based on the underlying security. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund records a net receivable or payable on a daily basis for the amount expected to be received or paid during the period. The swap is marked to market on a daily basis and this amount is recorded as unrealized gain or loss on the Statement of Operations.

At October 31, 2002, the cost of investments for federal income tax purposes was $8,989,192; accordingly, accumulated net unrealized depreciation on investments was $221,100, consisting of $173,530 gross unrealized appreciation and $394,630 gross unrealized depreciation.


(PAGE)


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier Strategic Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Strategic Income Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Income Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG SIGNATURE  LOGO]

New York, New York

December 18, 2002

                                                             The Fund



(PAGE)

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 1.15% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


(PAGE)


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Diane Dunst (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Rosilind Gersten Jacobs (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

(PAGE)


BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Jay I. Meltzer (74)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Daniel Rose (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Harlem Educational Activities Fund, Inc., President

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Warren B. Rudman (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


(PAGE)


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

                                                             The Fund

(PAGE)


OFFICERS OF THE FUND (Unaudited) (CONTINUED)

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


(PAGE)


NOTES

(PAGE)


                      For More Information

                        Dreyfus Premier Strategic Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  538AR1002